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                         Supplement dated May 17, 2001

                                       to

                         PROSPECTUSES dated May 1, 2001


     This Supplement is intended to be distributed with prospectuses dated May 1, 2001 for certain variable annuity contracts issued by John Hancock Life Insurance Company or John Hancock Variable Life Insurance Company ("Product Prospectuses") and with the prospectus dated May 1, 2001 for the John Hancock Variable Series Trust I ("John Hancock Variable Series Trust Prospectus") that accompanies the Product Prospectuses. The variable annuity contracts bear the title "ACCOMMODATOR VARIABLE ANNUITY," "ACCOMMODATOR 2000 VARIABLE ANNUITY," "INDEPENDENCE VARIABLE ANNUITY," "INDEPENDENCE 2000 VARIABLE ANNUITY," "MARKETPLACE VARIABLE ANNUITY," "PATRIOT VARIABLE ANNUITY," "REVOLUTION ACCESS VARIABLE ANNUITY," "REVOLUTION EXTRA VARIABLE ANNUITY," or "REVOLUTION VALUE VARIABLE ANNUITY."



 .    Morgan Stanley Dean Witter Investment Management Inc., the sub-adviser of the Emerging Markets Equity fund and one of the sub-advisers of the Real Estate Equity fund, has a new name. References in the Product Prospectuses and the John Hancock Variable Series Trust Prospectus to "Morgan Stanley Dean Witter Investment Management Inc." are therefor deleted and the new name, "Morgan Stanley Investment Management Inc.," is inserted in their place.